Income Taxes [Text Block]	12 Months Ended
Mar. 31, 2013
Income Taxes [Text Block]
7.	INCOME TAXES

Income (loss) before Income Tax Expense

Income (loss) before income tax expense by jurisdiction for the fiscal years ended March 31, 2011, 2012 and 2013 was as follows:

	2011	2012		2013
	(in millions)
Domestic income	¥443,304	¥1,037,891		¥898,596
Foreign income (loss)	378,508	(187,949	)(1)	517,275

Total	¥821,812	¥849,942		¥1,415,871

Note:

(1)	An other-than-temporary impairment loss of Morgan Stanley’s common stock was included in Foreign income (loss). See Note 2 for further details of an other-than-temporary impairment loss of Morgan Stanley’s common stock.

Income Tax Expense (Benefit)

The detail of current and deferred income tax expense for the fiscal years ended March 31, 2011, 2012 and 2013 were as follows:

	2011	2012	2013
	(in millions)
Current:
Domestic	¥52,982	¥156,764	¥102,357
Foreign	70,292	79,313	60,609

Total	123,274	236,077	162,966

Deferred:
Domestic	293,450	171,889	122,804
Foreign	16,901	21,225	10,250

Total	310,351	193,114	133,054

Income tax expense	433,625	429,191	296,020
Income tax expense (benefit) reported in equity relating to:
Investment securities	(185,069)	116,997	336,531
Derivatives qualifying for cash flow hedges	(2,250)	235	2,217
Pension liability adjustments	(69,139)	(66,573)	43,213
Foreign currency translation adjustments	(2,032)	13,230	18,537

Total	(258,490)	63,889	400,498

Total	¥175,135	¥493,080	¥696,518

On November 30, 2011, the Japanese Diet enacted two tax related laws: “Amendment to the 2011 Tax Reform” and “Special Measures to Secure the Financial Resources to Implement the Restoration from The Great East Japan Earthquake.” The changes under the new laws include a limitation on the use of net operating loss carryforwards to 80% of taxable income, a two-year increase in the carryforward period of certain net operating loss carryforwards to a nine-year period, and an approximately 5% reduction in the effective statutory rate of corporate income tax from 40.6% to 35.6%. While the reduction in the effective statutory rate was effective for fiscal years beginning on or after April 1, 2012, a temporary surtax levied on corporate income taxes to fund the earthquake recovery efforts caused the effective statutory rate of corporate income tax to be approximately 38.0% for the three year period between April 1, 2012 and March 31, 2015. The change in tax laws resulted in an increase of ¥77,997 million in income tax expense for the fiscal year ended March 31, 2012.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 40.6% for the fiscal years ended March 31, 2011 and 2012 and approximately 38.0% for the fiscal year ended March 31, 2013. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rate reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rate for the fiscal years ended March 31, 2011, 2012 and 2013 are as follows:

	2011	2012	2013
Combined normal effective statutory tax rate	40.6%	40.6%	38.0%
Nondeductible expenses	0.3	0.2	0.1
Dividends from foreign subsidiaries	0.1	0.1	0.0
Foreign tax credit and payments	3.3	(2.1)	(0.8)
Lower tax rates applicable to income of subsidiaries	(0.6)	(0.5)	(0.5)
Change in valuation allowance	10.6	2.3	(7.3)
Realization of previously unrecognized tax effects of subsidiaries	(3.7)	0.0	(10.7	)(1)
Nontaxable dividends received	(2.7)	(3.4)	(2.3)
Undistributed earnings of subsidiaries	(1.5)	0.2	1.5
Tax and interest expense for uncertainty in income taxes	0.2	0.1	(0.1)
Expiration of loss carryforward	6.4	4.8	2.1
Effect of changes in tax laws	—	9.1	—
Other—net	(0.2)	(0.9)	0.9

Effective income tax rate	52.8%	50.5%	20.9%

Note:

(1)	In April 2012, one of the wholly-owned subsidiaries of BTMU was liquidated. The liquidation resulted in the realization of tax benefits that were not previously recognized as deferred tax assets, resulting in a ¥151,309 million reduction of income tax expense and a 10.7% reduction in the effective tax rate for the fiscal year ended March 31, 2013.

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2012 and 2013 were as follows:

	2012	2013
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥759,199	¥774,612
Operating loss carryforwards	186,800	106,856
Loans	9,031	14,360
Accrued liabilities and other	461,323	355,337
Premises and equipment, including sale-and-leaseback transactions	112,185	102,217
Derivative financial instruments	67,752	64,583
Accrued severance indemnities and pension plans	206,329	164,797
Valuation allowance	(644,701)	(483,006)

Total deferred tax assets	1,157,918	1,099,756

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	37,876	488,728
Intangible assets	123,027	104,736
Lease transactions	48,124	54,025
Other	39,509	64,806

Total deferred tax liabilities	248,536	712,295

Net deferred tax assets	¥909,382	¥387,461

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The amount of valuation allowance is determined based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors. For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2012 and 2013 to the extent that it is more likely than not that they will not be realized.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2012 and 2013, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥26,637 million and ¥28,644 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Operating Loss and Tax Credit Carryforwards

At March 31, 2013, the MUFG Group had operating loss carryforwards for corporate tax of ¥335,303 million and tax credit carryforwards of ¥3,526 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2014	¥2,525	¥92
2015	2,366	249
2016	—	61
2017	—	64
2018	35,589	70
2019	8,297	51
2020 and thereafter	272,788	2,376
No definite expiration date	13,738	563

Total	¥335,303	¥3,526

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2011, 2012 and 2013:

	2011	2012	2013
	(in millions)
Balance at beginning of fiscal year	¥75,479	¥61,297	¥58,588
Gross amount of increases for current year’s tax positions	406	455	366
Gross amount of decreases for current year’s tax positions	(1,482)	(339)	(49)
Gross amount of increases for prior years’ tax positions	9,113	2,887	2,765
Gross amount of decreases for prior years’ tax positions	(8,698)	(312)	(35,119	)(1)
Net amount of changes relating to settlements with tax authorities	(4,434)	(2,515)	760
Decreases due to lapse of applicable statutes of limitations	(1,479)	(1,123)	—
Foreign exchange translation	(7,608)	(1,762)	3,645

Balance at end of fiscal year	¥61,297	¥58,588	¥30,956

Note:

(1)	The decrease was primarily because, during the fiscal year ended March 31, 2013, the MUFG Group closed an examination with U.S. tax authorities on issues related to prior years’ tax positions.

The total amount of unrecognized tax benefits at March 31, 2011, 2012 and 2013 that, if recognized, would affect the effective tax rate are ¥24,639 million, ¥9,170 million and ¥9,632 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2011, 2012 and 2013:

	2011	2012	2013
	(in millions)
Balance at beginning of fiscal year	¥7,273	¥7,033	¥6,934
Total interest and penalties in the consolidated statements of income	585	27	(2,975)
Total cash settlements and foreign exchange translation	(825)	(126)	569

Balance at end of fiscal year	¥7,033	¥6,934	¥4,528

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2012 and forward
United States—Federal	2007 and forward
United States—California	2005 and forward
United States—New York	2004 and forward
United States—New York City	2004 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥12.8 billion during the next twelve months, since resolved items will be removed from the balance whether their resolution results in payment or recognition.